Service Offering

June, 25 2017

Service Offering SV-17- 222

Development of a Standard Operating Procedure (SOP) for the manufacture of an olive & hemp based emulsion

FROM

NAME	Centre de Développement Bioalimentaire du Québec
ADRESS	1642, rue de la Ferme, La Pocatière (Québec), G0R 1Z0
PHONE	418-856-3141 — FAX 418-856-4952
WEB SITE	www.cdbq.net
PROJECT MANAGERS	NAME: Katy Dumont PHONE: 418-856-3141 # 210 EMAIL: katy.dumont@cdbq.net
	NAME: Charles Lavigne, Ph.D. PHONE: 418-856-3141 # 214 EMAIL: charles.lavigne@cdbq.net

NAME	
ADRESS	
PHONE	FAX
WEB SITE	
PROJECT MANAGERS	NAME: PHONE: EMAIL:
	NAME: PHONE: EMAIL:

CLIENT

NAME	Earth Science Pharma inc.
ADRESS	8837 rue du Champ-d'Eau, Montréal (Québec) H1P3A6
PHONE	FAX
WEB SITE	
PROJECT MANAGERS	NAME: Michel Aubé, Ph.D PHONE: (438) 875-5971 EMAIL: michel@earthsciencetech.com
	NAME: PHONE: EMAIL:

Service Offering

SV-17- 222

The Company

Business description

Earth Science Tech, Inc. (ETST) is a unique Science based Biotechnology company that brings Nature's Pharmacy to the public. We are focused on developing cutting edge Nutraceuticals, Bioceuticals, Phytoceuticals and Cosmeceuticals for the Health, Wellness and Alternative Medicine Markets that improve the quality of life for people around the world.

ETST also provides natural alternatives to prescription medications through Nutritional Supplements and Dietary Supplements that help make life better for everyone and people living with common disorders and illnesses.

Project description

The scope of the project is to develop a prototype of a stable food grade emulsion and create a standard operating procedure (SOP) for the industrial manufacture thereof. The emulsion must contain a maximum of 30% hemp oil, the balance being olive oil (30%), water and lecithin.

The goal of this project will be to evaluate the quality of 3 different emulsion (Nature, Limonin, Vitamin C) for at least 12 months at room temperature.

Service Offering

SV-17- 222

Project steps

Step 1 — **Development of 3 experimental emulsions**

Objective 1	Identify the concentration of Limonin and Vitamin C to use to get a good taste.
Objective 2	Manufacture and evaluate 3 emulsion formulations: 1 experimental control emulsion, Limonin and Vitamin C versions, each in triplicate. All samples will be stored at room temperature, kept from light, in 100mL amber glass bottles with enough headspace to allow nitrogen flushing.
Objective 3	Write a standard operating procedure protocol for the quality control of the product.
Objective 4	Draft a standard operating procedure for the manufacture of the emulsion blends.

Step 2 — **Physicochemical and sensorial evaluation of the products**

Objective 1	Evaluate the sensorial properties of the emulsions monthly (12 months) to determine whether their quality has degraded or not.
Objective 2	Analyse the oxidation level of the emulsions every other month (12 months) to determine the degree of oxidation of every experimental conditions. (3 emulsions x 6 times) x triplicate = 54 analyses. NB The triplicates are essential to make sure that our process will give same results each time.
Objective 3	

Step 3 — **Drafting of the final report**

Objective 1	Gather all data pertaining to this project into a final report to be presented to the client.
Objective 2	
Objective 3	

Time frame

The final report's date of delivery is 1 year following the signature of this service offering and deposit of the first payment (see Terms and payments calendar on page 6). It will include the completed shelf-life studies.

In the event that the client's needs change during the execution of this mandate, the timeline may need to be revised. In this eventuality, the client will be notified promptly of any changes in the project completion deadline.

Service Offering

SV-17- 222

Premises used

Category	Building	Selected	Description
	Short-term location		
Transformation	Biofood	☑	Vegetal plant
	Biofood	☐	Milk plant
	Biofood	☐	Meat plant
	long-term location		
	Biofood	☐	Plant 1 : 1300 sq feet
	Biofood	☐	Plant 2 : 1000 sq feet
	Biofood	☐	Plant 3 : 1000 sq feet
	Biofood	☐	Plant 4 : 1300 sq feet
	Laboratories		
Analyses	Biofood	☐	Microbiology laboratory
	Biofood	☑	Analytical chemistry laboratory
	Biotech	☐	lab 210 : 610 sq feet - 10 benches
	Biotech	☐	lab 211 : 610 sq feet - 10 benches
	Biotech	☐	lab 212 : 460 sq feet - 8 benches
	Biotech	☐	lab 220 : 700 sq feet - 12 benches
	Biotech	☐	lab 221 : 700 sq feet - 12 benches
	Biotech	☐	lab 223 : 300 sq feet - 6 benches
	Biotech	☐	lab 226 : 900 sq feet - 12 benches
	Others		
Various	Biofood	☐	Packing room
	Biofood	☐	Experimental kitchen
	Biofood	☐	Fermentation room
	Biofood	☑	Tasting room
	Biofood	☑	Cold storage - Vegetable
	Biofood	☐	Cold storage - Milk
	Biofood	☐	Cold storage - Raw meat
	Biofood	☐	Cold storage - Transformed meat
	Biofood	☐	Freezer - Raw meat
	Biofood	☐	Freezer - Transformed meat
	Biofood	☐	Office - many
	Biotech	☐	Office - many
	Biofood	☐	Production room - many
	Biofood	☐	Conference room
	Biotech	☐	Ultra-low freezer room
	Biotech	☐	Microscope room
	Agricultural	☐	Agricultural parcel
	Agricultural	☐	Agricultural storage
	Other	☐	Other :

Service Offering

SV-17- 222

Equipment used

Milk transformation

- [ ] Ice cream machine
- [ ] Pasteurization system (UHT - HTST)
- [ ] In-line homogenizer
- [ ] Plate heat exchanger
- [ ] Cooling tank 1
- [ ] Cooling tank 12
- [ ] Centrifuge pump
- [ ] positive pump
- [ ] Transfer tank
- [ ] Separator
- [ ] Cheese mold press
- [ ] double-wall tank
- [ ] Cheese grinder
- [ ] Cheese tank
- [ ] Molding table
- [ ] Dewatering table
- [ ] Cheese molds
- [ ] Vapor injector
- [ ] Positive pump - mobile cart
- [ ] Chart system
- [ ] Cheese curing room
- [ ] Other :

Vegetable transformation

- [ ] Stephan
- [ ] Sterilizer
- [ ] kneading machine
- [ ] Spiral mixer
- [ ] Water dozer
- [ ] Dough divider
- [ ] Conical rounder
- [ ] Roller
- [ ] Swing machine
- [ ] Rotary stove
- [ ] Hearth furnace
- [ ] Bread slicer
- [ ] Wood table
- [ ] Dough extruder
- [ ] Pasta dryer
- [ ] Potatoes peeler
- [ ] Hydraulic press
- [ ] Manual seamer
- [ ] automatic seamer
- [ ] Juice extractor
- [ ] Dryer
- [ ] Presto
- [ ] Industrial washing machine
- [ ] Other :

Meat transformation

- [ ] Meat chopper
- [ ] Silent cutter
- [ ] Sausage pusher
- [ ] Smokehouse - Pilot
- [ ] Smokehouse - industrial
- [ ] Brine injector
- [ ] Stove
- [ ] Ribbon mixer
- [ ] Vacuum mixer
- [ ] Vacuum tumbler mixer
- [ ] Rotary slicer
- [ ] Meat chopper - Pilot
- [ ] Meat chopper - semi-industrial
- [ ] Rotary oven

Filtration system

- [ ] Micro/ultrafiltration system - Semi-industrial
- [ ] Nanofiltration / RO system - Semi-industrial
- [ ] Micro/ultrafiltration system - Pilot
- [ ] Micro/ultrafiltration system - Lab scale
- [ ] front Micro/ultrafiltration system - Lab scale
- [ ] wine filtration system

Concentration and drying system

- [ ] Lyophilizer - Pilot
- [ ] Lyophilizer - Industrial
- [ ] Vacuum evaporator (Stephan)
- [ ] Air dryer

Packaging

- [ ] Bottling machine
- [ ] Clean fill hood with automatic filling control
- [ ] Wine bottling equipment
- [ ] Vacuum chamber
- [ ] Automatic wine bottle cleaning system
- [ ] Skin packaging equipment

Specialized equipment

- [ ] PCR
- [ ] RT-PCR
- [ ] HPLC
- [ ] GC
- [ ] Fluorescence microscope
- [ ] Flex station 2
- [ ] Hybridation oven
- [ ] Food-scan
- [ ] Milko-scan
- [ ] Biofermentor
- [ ] Other :

CDBQ

Service Offering

SV-17- 222

Investment

HR

	Researcher	Professional	Technician	Technologist	Maneuver	Total
Hourly rate	120 $	90 $	50 $	40 $	25 $	
	Hours					
Step 1	55	100	60			18 600 $
Step 2		18	15			2 370 $
Step 3	12	24				3 600 $
				HR cost	▶	24 570 $

Plant

	Pilot plant	Ref. room	Lab	Tasting room	HPP	Total
Daily rate	350 $	100 $	200 $	200 $	100 $	
	Days					
Step 1	2		3			1 300 $
Step 2				3		600 $
Step 3						0 $
				Plant cost	▶	1 900 $

Analyses: physico chemical

	Oil oxidation analysis					Total
Rate	100 $					
	Analyses					
Step 1						0 $
Step 2	54					5 400 $
Step 3						0 $
				Analyses cost	▶	5 400 $

Misc.

Description	Price	Number	Total
Opaque containers for oil packaging, tasting consumables	850,00 $	1	850 $
Raw material (supplied by the client)		1	0 $
Shipping fees for analyses (third party lab.)	20,00 $	5	100 $
Other raw materials (lecithin, etc.)	800 $	1	800 $
			0 $
			0 $
			0 $
			0 $
	Miscellaneous cost	▶	1 750 $

Total project cost* : 33 620 $

Offer validity : October 1, 2017

* All invoices are payable NET 30 days

Terms

We suggest you make the payment in installments as follows:
100% Upon signature of the current offering

Service Offering

SV-17- 222

Contract

Summary

The company : **Earth Science Pharma inc.**
agrees to make payments required (plus tax) at the Quebec Agrifood Innovation Centre Inc. called "CDBQ" for the realization of the current mandate.

Signatures

In witness whereof, the parties have signed thus accepting the conditions of this service offering.

Client At: Montreal The 25 day of June 2017

Signature : [signature]

NAME : Michel Aubé, Ph.D

For CDBQ At : La Pocatière (Québec) The 25 day of June 2017

Signature :

M. Michel Garon, General manager

Witness At : La Pocatière (Québec) The 25 day of June 2017

Signature :

Mrs Marjolaine Bouchard

Service Offering

SV-17- 222

Engagements

- The CDBQ is committed to carrying out the project according to the rules of art and professional ethics, with competent staff.
- The CDBQ undertakes to keep confidential any information relating to the project and to the client.
- When CDBQ staff goes to work in the client facilities, if applicable, the safety rules in force and the instructions will be respected.
- The client agrees to appoint a project manager during the week following the signature of the contract. The latter must have the authority to take any decision or action related to the project or required to quickly resolve problems and changes that may occur during the project.
- The client undertakes to give the CDBQ all the confidence and latitude required to complete the project, as well as to provide all the necessary information.
- The client agrees to answer the questions asked by the CDBQ within a maximum of 3 days, otherwise the CDBQ cannot be held responsible for any additional delay. The customer will be notified of the cause of any delay or additional cost.
- The client agrees to keep confidential all information not related to the project and which he will have read on the premises of the CDBQ.
- The client undertakes not to assign or encumber the prototypes, equipment, products and all the works carried out within the framework of this offer of service, until the full payment of the aforementioned works.
- The client undertakes to request authorization before mentioning the CDBQ in any official document (publication, newspaper, Web, etc.) or in any form of advertising.
- The CDBQ hereby warrants that all its employees are bound by confidentiality undertakings and that all information related to this project will be considered strictly confidential.
- The CDBQ has put in place several means of security to allow confidentiality of the different projects. Nevertheless, the client agrees for himself and all those who collaborate directly or not with him not to try to obtain information, confidential or not, about other ongoing projects in the bio-food incubator.
- The CDBQ remains the exclusive owner of the results of the work until final payment by the client. The client becomes the exclusive owner of the results once he has paid all the amounts due to CDBQ. In case of non-payment, the CDBQ may dispose of the results of the work (technology, technical knowledge and know-how).
- The CDBQ will send in writing to the client any request for modification of the contract or the technical specifications and will inform them of the impact of the modification on the

time and cost of the project. This clause is valid for any endorsement requested by the CDBQ or by the client.

- The client may terminate the project at any time by giving the CDBQ a written notice. The sums incurred and the commitments remain however due.
- The responsibility of the CDBQ is limited to the work listed in this offer of services. The CDBQ cannot therefore be held responsible for the validity of the information provided by the client or a subcontractor of the latter at the beginning and during the project. The CDBQ cannot also be held responsible for any related work that it does not perform or supervise.
- The responsibility of the CDBQ for any claim against him in relation to this project is limited to the amount of the fees paid to him by the client.
- The CDBQ project manager is the official sponsor for the duration of the project. However, the customer can also bring to the attention of the quality team any problem or comment related to the quality of any aspect of the project, or the quality of any other CDBQ service.
- Any dispute or dispute arising during or as a result of the execution of this project and over which the parties are unable to reach agreement shall be settled definitively by arbitration, thus excluding recourse to the courts. If there is arbitration, Articles 940 and of the Code of Civil Procedure of Quebec in force at the time of the signing of these presents and to which the parties declare to adhere will be used.
- As the parties are acting in good faith, they undertake not to use the present commitments in an abusive manner and to their advantage or to put an end to this agreement in a piecemeal and premature manner.
- The project may terminate prematurely in each of the following cases:
  o the disclosure by either party of technical information or confidential information relating to the business or know-how;
  o Failure by the client to pay the agreed amounts in a timely manner;
  o the interruption of business by one of the two parties for at least three consecutive months or the abandonment of business;
  o any default or breach of any obligation of a party hereunder where such party has failed or neglected to remedy such default or default after 60 days following notice by the other party;
  o either party may terminate this Agreement if the other party becomes bankrupt, makes a composition or otherwise becomes insolvent, or if a trustee is appointed to administer the property of the other party in any or in part, or if the other party makes a general assignment of its property for the benefit of its creditors.